UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2013

SUSTAINABLE ENVIRONMENTAL TECHNOLOGIES CORPORATION
(Exact name of Registrant as specified in its charter)

California	000-254888	33-0230641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2345 W. Foothill Blvd., Suite #12
Upland, CA 91786
(Address of principal executive offices, including zip code)

(801) 810-9888
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.02          Termination of a Material Definitive Agreement.

On April 22, 2013 we, Sustainable Environmental Technologies Corporation, a California corporation (the “Company”, including the terms “we”, “our”, and “us”), filed a report on Form 8-K/A with the Securities and Exchange Commission (“SEC”) in regards to our entry into an Amended and Restated Revolving Loan Agreement, dated April 12, 2013, with Bridgewell Worldwide Limited (“Bridgewell”), as attached hereto as Exhibit 10.1 (the “Amended Loan”).

We entered into the Amended Loan as part of an agreement to rescind the Asset Purchase Agreement entered into on October 23, 2012, by us and PWCO, LLC, as attached hereto and Exhibit 10.2 (“PWCO”).  Among other terms and conditions, we assumed the $2,000,000 loan, and took an additional loan of $300,000, all being secured with a first priority security interest in our salt-water disposal well located in Cartwright, North Dakota (commonly known as the “Cartwright Well”).  We also agreed that upon the parties mutual consent, any outstanding principal and interest could be converted, at any time, into common stock of the Company.

On April 30, 2013, due to a lack of non-payment, Bridgewell notified us that they wanted to convert the Amended Loan into shares of restricted common stock, making the Amended Loan paid in full, and of no further effect.

Item.3.02          Unregistered Sales of Equity Securities.

As of April 30, 2013, we owed $2,300,000 in principal, and $60,000 of accrued interest on the Amended Loan.  At the agreed upon conversion rate of $0.13 per share, we will issue 18,153,846 shares of restricted common stock to Bridgewell.  Thereafter, the Amended Note shall be paid in full, null and void and of no further effect.  The shares of common stock to be issued to Bridgewell shall be exempt from registration under Regulation S and Section 4(2) of the Securities Act of 1933, as amended (the “Act”).  However, as of the date of this filing, the aforementioned shares have not been issued.

On May 7, 2013, we entered into a securities purchase agreement, exempt from registration under Regulation S and Section 4(2), with an accredited investor for the purchase of 20,000,000 shares of our common stock for $2,600,000, at $0.13 per share.  However, as of the date of this filing, we have only received $500,000 of the $2,600,000, and therefore we will only issue 3,846,154 shares until full consideration is received.  The use of the proceeds from the aforementioned transaction are planned to be used to fund our development, expansion and operational plans as discussed in Item 2 of Part 1 of the Quarterly Report as filed with the SEC on February 19, 2013.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.2	Amended and Restated Revolving Loan Agreement (a)
Exhibit 10.2	Amendment No. 1 to the Asset Purchase Agreement and the Asset Purchase Agreement (b)
________________________________________

(a)	Incorporated by reference as Exhibit 10, as filed in a Form 8-K by Sustainable Environmental Technologies Corporation on April 22, 2013 (File No. 000-25488).
(b)	Incorporated by reference to Appendix A to Sustainable Environmental Technology Corporation’s Definitive Proxy Statement, filed on November 16, 2012 (File No. 000-25488).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sustainable Environmental Technologies Corporation

Dated: May 8, 2013	By:	/s/ Keith Morlock
Keith Morlock, Chief Executive Officer